UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1933

Date of Report (Date of earliest event reported):  January 17, 2014

OWENS REALTY MORTGAGE, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54957	46-0778087

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2221 Olympic Boulevard
Walnut Creek, California	94595

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 935-3840

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 17, 2014, Owens Realty Mortgage, Inc. (the “Company”) issued a press release announcing that the Board of Directors has approved a change in the Company’s dividend policy from payments monthly to payments quarterly.  Monthly dividend distributions have been discontinued immediately and the payment of quarterly dividends is expected to commence for the first quarter in April 2014.  The adoption of a quarterly dividend policy does not commit the Board of Directors to declare future dividends or the amount thereof.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits
Exhibit No.	Description

99.1	Press Release dated January 17, 2014

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OWENS REALTY MORTGAGE, INC.,
a Maryland corporation

Dated:           January 17, 2014                                          By: /s/ William C. Owens
Name:  William C. Owens
Title:  President and Chief Executive Officer

EXHIBIT INDEX
Exhibit No.	Description

99.1	Press Release dated January 17, 2014